SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                               September 20, 1998



                           DIGITAL DATA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)




      Washington                    0-27704                   91-1426372
(State of Incorporation)      (Commission File No.)       (I.R.S. Employer
                                                          Identification Number)


                          3102 Maple Avenue, Suite 230
                               Dallas, Texas 75201
                    (Address of principal executive offices)


                                 (214) 969-7200
              (Registrant's telephone number, including area code)

ITEM 2.  Acquisition or Disposition of Assets.

         Pursuant to an Asset Purchase Agreement (the "Agreement") dated September 20, 1998, Digital Data Networks, Inc.'s (the "Registrant" or the "Company") wholly owned subsidiary, DDN Digital Data Networks (Canada), Inc. ("DDN Canada") sold all of its assets to Pro Net Communications, Inc. ("Pro Net"). Principals in Pro Net include Peter Ciccone, the Company's former Chief Operating Officer, and Stephen Willey, a former board member of the Company.

         The purchase price of the assets was approximately $11,000, which was applied to shareholder loans owed to Messrs. Ciccone and Willey by DDN Canada, totaling approximately $114,000. In addition, the Company agreed to pay Pro Net cash of approximately $20,000, and Pro Net assumed liabilities of DDN Canada, and Messrs. Ciccone and Willey agreed to release DDN Canada and the Company from, among other things, shareholder loans owed. Further, Messrs. Ciccone and Willey agreed to pledge their shares of the Company's common stock, a total of 77,000 shares, as security for the performance of Pro Net's obligations with respect to assumed liabilities, for a period of ninety (90) days from the closing date.


ITEM 7.  Financial Statements and Exhibits.

                  (a) Not applicable

                  (b) Included herewith is pro forma condensed consolidated
                      balance sheet as of June 30, 1998 presented on the basis as if the Company's disposition of DDN Canada operations had occurred on June 30, 1998, and condensed consolidated statements of operations for the year ended December 31, 1997 and the six months ended June 30, 1998, presented on the basis as if the Company's disposition of DDN Canada operations had occurred at the beginning of the period presented. These pro forma operating results do not include the gain on disposition of discontinued operations and may not be indicative of results to be expected in the future.

                      The accompanying pro forma financial information gives effect to the disposition of the DDN Canada business. This business represented the Company's Internet services segment and its disposition is required by generally accepted accounting principles to be presented as discontinued operations.

                      The pro forma financial information included herein should be read in conjunction with the Company's audited, annual financial statements included in the Company's December 31, 1997 Annual Report on Form 10-KSB and its unaudited interim financial statements included in the Company's June 30, 1998 Quarterly Report on Form 10-QSB.

                  (c) The following exhibit is furnished herewith in accordance with the provisions of Item 601 of Regulation SB:

                      2.1 Asset Purchase Agreement dated September 20, 1998 between DDN Digital Data Networks (Canada), Inc., Pro Net Communications, Inc., Digital Data Networks, Inc., Peter Ciccone and Stephen Willey.



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


                           Digital Data Networks, Inc.
                 Pro Forma Condensed Consolidated Balance Sheet
                                  June 30, 1998
                             (Dollars in thousands)
                                   (unaudited)

                                                                            Pro Forma
                                                           Actual          Adjustments            Pro Forma
                                                           ------          -----------            ---------
Current Assets
  Cash and cash equivalents                             $        281       $       (27) (a,b)     $     254
  Trade accounts receivable, net                                 109               (69) (a)              40
  Prepaid expenses and other current assets                      154               (14) (a)             140
                                                        ------------         ----------           ---------
     Total current assets                                        544              (110)                 434

Equipment, net                                                   211               (55) (a)             156

Other assets                                                     222                 -                  222
                                                        ------------         ----------           ---------

     Total assets                                       $        977       $      (165)           $     812
                                                        ============         ==========           =========



Current liabilities
  Accounts payable and accrued liabilities              $        386       $      (107) (a)       $     279
  Current portion of long-term debt                               22                 -                   22
  Unearned income                                                 52               (32) (a)              20
                                                        ------------         ----------           ---------
     Total current liabilities                                   460              (139)                 321
Long-term obligations
  Long-term debt, less current portion                           157                 -                  157
  Due to shareholders                                            114              (114) (a)               -
                                                        ------------         ----------           ---------
     Total liabilities                                           731              (253)                 478
                                                        ------------         ----------           ---------

Stockholders' equity
  Common stock, net of Treasury stock                         13,369                 -               13,369
  Accumulated deficit                                        (13,128)               93  (a)         (13,035)
  Cumulative foreign currency translation adjustment               5                (5) (a)               -
                                                        ------------         ----------           ---------
     Total stockholders' equity                                  246                88                  334
                                                        ------------         ----------           ---------
     Total liabilities and stockholders' equity         $        977         $    (165)            $    812
                                                        ============         ==========           =========



(a) To record sale of all DDN Canada assets, the Purchaser's assumption of liabilities and release of indebtedness due to stockholders, who are acquiring the business, and to record resulting gain on disposition of discontinued operations.

(b)   To record payment of cash to Purchaser.



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





                           Digital Data Networks, Inc.
            Pro Forma Condensed Consolidated Statements of Operations
              (Dollars in thousands, except per share information)
                                   (unaudited)


                                             Year Ended December 31, 1997               Six Months Ended June 30, 1998
                                             ----------------------------               ------------------------------

                                                       Pro Forma                                   Pro Forma
                                            Actual    Adjustments   Pro Forma          Actual     Adjustments    Pro Forma
                                          ----------  -----------   ---------        ----------   -----------    ---------
                                                          (a)                                        (a)
Revenues                                  $      889  $      (365)  $     524        $      455   $     (167)    $     288
                                          ----------  -----------   ---------        ----------   -----------    ---------

Expenses:
  Direct operating costs                         477          (28)        449               116          (36)           80
  Salaries and related                           740         (117)        623               243          (36)          207
  Marketing, general and administrative          783         (242)        541               251         (122)          129
  Financing, legal and other consulting          348         (199)        149                80           (6)           74
  Product development costs                      103         (103)          -                 -            -             -
  Write-off of goodwill                          343         (343)          -                 -            -             -
  Provision for notes receivable reserve       1,048                    1,048
                                          ----------  -----------   ---------        ----------   -----------    ---------
     Total Expenses                            3,842       (1,032)      2,810               690         (200)          490

Other Income, net                                 31                       31                21             1           20
                                          ----------  -----------   ---------        ----------   -----------    ---------

Loss from continuing operations              (2,922)          667      (2,255)             (214)           34         (182)

Loss from discontinued operations                            (667)            (b)                         (34)             (b)
                                          ----------  -----------   ---------        ----------   -----------    ---------

Net loss                                    $(2,922)  $         -   $  (2,255)        $    (214)  $         -    $    (182)
                                          ==========  ===========   =========        ==========   ===========    =========


Loss from continuing operations per
  share                                    $  (1.25)                $   (0.97)       $    (0.09)                 $   (0.08)
                                          ==========                =========        ==========                  =========

Net loss per share                         $  (1.25)                $   (0.97)       $    (0.09)                 $   (0.08)
                                          ==========                =========        ==========                  =========

Weighted average shares outstanding        2,335,000                2,335,000         2,329,000                  2,329,000
                                          ==========                =========        ==========                  =========


(a) To reclassify operating results of DDN Canada from continuing operations to a net one-line item presentation of loss from discontinued operations. This statement of operations does not include the gain on disposition of discontinued operations.

(b) In accordance with SEC requirements for presentation of pro forma financial information, the loss from discontinued operations is not included in the pro forma results of operations.



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





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DIGITAL DATA NETWORKS, INC.

Date:   October 5, 1998           By:  /s/  Donald B. Scott, Jr.
                                       --------------------------
                                       Donald B. Scott, Jr., President


Date:   October 5, 1998           By: /s/   Richard J. Boeglin
                                      ------------------------
                                      Richard J. Boeglin, Vice President,Finance
                                      and Operations (Principal Financial and
                                      Accounting Officer)



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